                                                                 EXHIBIT (r)(2)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

Registrant Name                        File Nos.
-------------------------------------  -------------------------------------
AGL SEPARATE ACCOUNT VL-R              333-118318 / 811-08561
                                       333-109613 / 811-08561
                                       333-103361 / 811-08561
                                       333-82982 / 811-08561
                                       333-80191 / 811-08561
                                       333-65170 / 811-08561
                                       333-43264 / 811-08561

AGL SEPARATE ACCOUNT D                 333-109206 / 811-02441
                                       333-25549 / 811-02441

AGL SEPARATE ACCOUNT VUL-2             333-102300 / 811-06366
                                       333-102299 / 811-06366

MERTON BERNARD AIDINOFF                              Director                 October 21, 2005
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MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                                   Director                  June 19, 2006
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CHARLES H. DANGELO

JOHN QUINLAN DOYLE                            Director and President          October 21, 2005
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JOHN QUINLAN DOYLE

NEIL ANTHONY FAULKNER                                Director                  June 19, 2006
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NEIL ANTHONY FAULKNER

DAVID NEIL FIELDS                                    Director                  June 19, 2006
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DAVID NEIL FIELDS

KENNETH VINCENT HARKINS                              Director                  June 19, 2006
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KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG                                Director                 October 21, 2005
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DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS                                  Director                 October 21, 2005
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ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR                           Director and Chairman          October 21, 2005
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KRISTIAN PHILIP MOOR

WIN JAY NEUGER                                       Director                 October 21, 2005
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WIN JAY NEUGER

ROBERT MICHAEL SANDLER                               Director                 October 21, 2005
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ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK                              Director, Senior Vice          October 21, 2005
-------------------------------               President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                                  Director                 October 21, 2005
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NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH                               Director                 October 21, 2005
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NICHOLAS CHARLES WALSH